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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported):          JANUARY 16, 1995


                                  SCHAWK, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


              0-11662                                  66-0323724
      (Commission File Number)           (I.R.S. Employer Identification Number)


           1695 RIVER ROAD
        DES PLAINES, ILLINOIS                             60018
(Address of principal executive office)                 (Zip Code)


                                  708/827-9494
              (Registrant's telephone number, including area code)





         (Former name or former address, if changed since last report)


                               PAGE 1 OF 5 PAGES.

             EXHIBIT INDEX APPEARS ON SEQUENTIALLY NUMBERED PAGE 4
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective December 30, 1994, the corporation previously known as Schawk, Inc. ("Old Schawk") and certain affiliated corporations (collectively with Old Schawk, the "Old Schawk Companies") were merged into the Registrant (formerly known as "Filtertek, Inc.") in a transaction accounted for as a purchase transaction. The surviving corporation in the merger was Filtertek, Inc. which then changed its name to Schawk, Inc.; however, under applicable accounting rules the historical financial statements of the Old Schawk Companies, rather than the Filtertek, Inc. statements, will be treated as the financial statements of the Registrant. The Registrant's operations consist of two segments, its graphics business (the "Graphics Group") and its plastics business (the "Plastics Group"). The Plastics Group is comprised primarily of what was the business of Filtertek, Inc. prior to the merger and the Graphics Group is comprised primarily of what was the business of the Old Schawk Companies.

         The Registrant's principal accountant from 1983 through January 16, 1995 has been Arthur Andersen LLP. The Old Schawk Companies' principal accountant from January 1, 1992 through December 30, 1994 has been Ernst & Young LLP.

         On January 16, 1995, the Board of Directors decided to continue to retain Arthur Andersen LLP to audit the Plastics Group and Ernst & Young LLP to audit the Graphics Group for the fiscal year ended December 31, 1994. However, as a result of the merger, Ernst & Young LLP has become the Registrant's principal accountants because, as stated above, under accounting rules the financial statements of the Old Schawk Companies will be treated as the financial statements of the Registrant. Consequently, Ernst & Young LLP will deliver an audit opinion on behalf of the Registrant for the fiscal year ended December 31, 1994. Arthur Andersen LLP will deliver an audit opinion with respect to the Plastics Group for the year ended December 31, 1994 and Ernst & Young LLP will refer to such opinion in delivering its audit opinion on behalf of the Registrant.

         The Registrant and Arthur Andersen LLP have not disagreed on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure in connection with the audits for the Registrant's two most recent audited fiscal years or during the period January 1, 1994 to January 16, 1995. The Board of Directors determination not to retain Arthur Andersen LLP was not based on the expectation that any such disagreement would arise in connection with the audit of its financial statements for the year ended December 31, 1994, but rather by virtue of the merger.

         Arthur Andersen LLP's reports on the financial statements of Filtertek, Inc. for the fiscal years ended December 31, 1993 and December 31, 1992 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         Other than as described above, Filtertek, Inc. had not engaged or otherwise consulted with Ernst & Young LLP regarding any matter relating to Filtertek, Inc.'s financial statements, and no written report or oral advise was provided to Filtertek, Inc. by Ernst & Young LLP regarding any decision of Filtertek, Inc. as to any accounting, auditing or financial reporting issue.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)     EXHIBITS:

                 20.04    Letter regarding Change in Certifying Accountant





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FILTERTEK, INC.



Date:   February 6, 1995                 By:  /s/ Marie Meisenbach Graul
                                              Marie Meisenbach Graul
                                              Chief Financial Officer, Treasurer
                                              and Public Information Officer





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                                 EXHIBIT INDEX


Exhibit 20.04        Letter regarding Change in Certifying Accountant





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